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                             FIRST INVESTORS SERIES FUND
                          SUPPLEMENT DATED DECEMBER 2, 1997
                          TO PROSPECTUS DATED APRIL 30, 1997



1. The following should be added to the end of the second paragraph on page 1 and the first paragraph under "Investment Objectives and Policies-Blue Chip Fund" on page 9:

It is the Fund's policy to remain relatively fully invested in equity securities under all market conditions rather than to attempt to time the market by maintaining large cash or fixed-income securities positions when market declines are anticipated. The Fund is appropriate for investors who are comfortable with a fully invested stock portfolio.


2. Since late May 1997, the INVESTMENT GRADE FUND has been co-managed by Ms. Nancy Jones and Mr. Clark D. Wagner. The biographical information for both Ms. Jones and Mr. Wagner is in the Prospectus under "Management-Portfolio Managers" on page 27.


FISF697